December 31, 2006



Volumetric Fund, Inc.
A No-Load Mutual Fund





Annual Report 2006





                       Volumetric Fund
                           [Logo]











To Our Shareholders:

	Volumetric Fund's net asset value (NAV) advanced 6.3% in 2006. This included a 4.2% gain in the fourth quarter. The Fund closed out the year at $19.10, up from our opening NAV of $17.96 on January 2, 2006. The Volumetric Index, indicating the value of a hypothetical investment of $10,000 in the Fund since our inception on January 1, 1979, ended the year at $187,400, a new record for a year end. Our compounded annual return over the past 28 years has been 11.03%, as compared to that of the Standard & Poor 500 Index which had a 10.08% return during the same period.

     Since our proprietary 'Volume and Range' portfolio management system was introduced over six years ago, on September 1, 2000, we moved up nearly 40% and substantially have outperformed the major market indices. Although we have not matched the major indices in 2006, we have outperformed the market five out of the last six years. Prior to the introduction of the 'Volume and Range' system, our portfolio contained almost exclusively New York Stock Exchange stocks. Since then, we have diversified also into NASDAQ stocks. They now typically represent about 5-15% of our portfolio. Consequently, the composition of our portfolio recently is more comparable to the composition of Standard & Poor 500 Index, than that of the New York Stock Exchange Composite index.

                                                      Total Return
                                       2006          since 9/1/2000

        Volumetric Fund                6.3%               39.6%
        Standard & Poor 500 Index     13.6%             -  6.7%
        NASDAQ Composite Index         9.5%             - 43.0%
        Dow-Jones Industrials         16.4%               10.9%



FOURTH QUARTER PORTFOLIO CHANGES

        As mentioned above, the Fund's NAV advanced 4.2% during the fourth quarter of 2006. As of December 31, Volumetric's net assets reached $24.3 million, a year end record. Since September 30th we have reduced our cash position from 16.1% to 7.4%. The Fund has 80 stocks in its portfolio. It includes 68 gainers and 12 losers. Our three top gainers are: Oakley, up 65%, Wabtec Corp., up 64% and Lockheed Martin, up 59%. Our worst stock is Corning, down 12%.

        The following stocks were purchased for our portfolio during the fourth quarter: Apache Corp., Cardinal Health, Centex, Chiquita Brands, Corinthian Colleges, Corning, DRS Technologies, Dupont, EMC, Goodrich, Graco, Harris, ITT Industries, Knight Transportation, Louisiana Pacific, Lowe, Masco, McKesson, Newmont Mining, Noble Corp., PerkinElmer, Tektronix, Tetratech, Timberland, Tuesday Morning, Unit Corp., USEC, Wabash National and Watson Pharmaceuticals.

	The following stocks were sold: Alberto Culver, Amgen, Anixter, Diebold, EGL Corp., Federated Department Stores, International Paper, Landamerica,
Molex, Motorola, Nasdaq 100 Trust, National Semiconductor, Packaging Corp., Respironics, Ruby Tuesday, St Jude Medical, Tellabs, Timken, Walgreen and Wrigley's. Our best percentage gainer was Anixter with a 178% long-tem capital gain.

RETIREMENT ACCOUNTS

	We are pleased to report that our 'No-Fee' Roth and Traditional IRA accounts are very popular. Indeed, about 35% of shareholders' assets invested in Volumetric Fund are derived from IRA's and other retirement accounts. As you know, you can add $4,000 annually to your IRA account and $5,000, if you are 50 or older. The trustee of our IRA accounts is Principal Trust Company which acquired Delaware Guarantee & Trust Co. (Trustar) in 2006. In case, you are interested in rolling over your IRA, 401(k) or another retirement account into Volumetric Fund from another institution, please let us know. We will be able arrange this easily for you.



TOP STOCKS AND INDUSTRY HOLDINGS
---------------------------------

          Our top ten stock holdings and our 10 largest industry holdings at December 31, 2006, are listed below. See 'Statement of Net Assets' on page 4 for details.

                      % of Fund's
                         Assets   Unrealized Gain

Lincoln National          1.81%    44.1%
Oakley                    1.61     64.8
Wabtec                    1.60     64.4
Thermo Fisher Scientific  1.55     55.2
Lockheed Martin           1.51     59.2
Sensient Technology       1.50     41.2
Safeway                   1.42     40.7
Snap-on Tools             1.37     45.4
Applebee's                1.37     33.5
Deere                     1.37     32.5
Top Ten Stocks:          15.11%



    10 Largest Industry Holdings
     % of the Fund's Net Assets
    -----------------------------
Miscellaneous/Diversified      8.4%
Machinery/Tools                6.4
Oil/Energy                     6.3
Banking                        5.6
Aerospace/Defense              4.7
Retail                         4.6
Drugs                          4.3
Electrical/Electronics         4.3
Foods                          3.9
Entertainment/Leisure          3.8
              Total:          52.3%

DISTRIBUTIONS AND OTHER NEWS

        On December 29, 2006, the Fund declared a long-term capital gain distribution of $1.55 per share to shareholders of record of the same date. Your capital gain distribution was reinvested for you in additional shares, except if you requested the cash option. For each share you owned on December 29, 2006, you received 8.83% additional shares. Please also note that on January 2, 2007, Volumetric Fund's NAV went 'ex-dividend'. On that day, the Fund's new, opening NAV was reduced from $19.10 by the $1.55 distribution to $17.55.
..
        The Board of Directors at their November 30, 2006, meeting approved the renewal of the Investment Advisory Contract between Volumetric Fund, Inc. and Volumetric Advisers, Inc. The Board discussed various factors that formed the basis for their renewal of the contract: 1) Volumetric Advisers, Inc. uses a proven, proprietary technique for managing the Fund's portfolio; 2) the Fund's performance indicates that it has outperformed significantly the Standard & Poor 500 Index and other appropriate indexes in 5 out of the past 6 years; 3) the Fund's expense ratio is in line with other no-load mutual fund's of similar size. Furthermore, as the Fund's assets grow, the expense ratio decreases on a sliding scale, as indicated in the Prospectus.

        At the Fund's annual meeting on June 14, 2006, shareholders re-elected all nine Fund directors by at least 99.1% of the votes cast and approved the ratification of the independent auditors, BKD, LLP, by 99.9% of the votes. The auditors' opinion appears on page 8 of this report.

UPDATE AND OUTLOOK

        Volumetric has started out 2007 with a strong 4.4% gain. The Fund's NAV rallied from its initial, ex-distribution price of $17.55 on January 2 to a record $18.32 by February 7. Likewise, the Volumetric Index reached an all time record high of $195,630 on the same day. The stock market has also moved higher, although less so then the Fund. The Standard & Poor 500 Index advanced 2.2%, the Nasdaq Composite Index climbed 3.1% and the Dow-Jones edged up 1.6%, during the above period.

        The outlook for 2007 appears to be attractive. As described in our last year's annual report, according to the 'January barometer' theory an up January, as we had in 2007, usually indicates a good year ahead. Also as we noted in our memo, enclosed with your year end account statement, the year before a presidential election, such as this year, traditionally has been bullish for stocks. In addition, we expect the Federal Reserve to cut rates this year, although its timing is uncertain. Finally, we remain highly confident in our well proven 'Volume & Range' system.

        Thanks for your continued trust. Please do not hesitate to call us, if you have any questions.

February 8, 2007


/s/Gabriel J. Gibs                   /s/Irene J. Zawitkowski

Gabriel J. Gibs                       Irene J. Zawitkowski
Chairman and CEO                      President





THE FOLLOWING CHARTED INFORMATION WAS PRESENTED AS A BAR GRAPH IN THE ANNUAL REPORT SHOWING THE COMPARISION OF CHANGE IN VALUE OF A $10,000 INVESTMENT IN VOLUMETRIC FUND, THE STANDARD AND POOR'S 500 INNDEX AND THE NEW YORK STOCK EXCHANGE COMPOSITE INDEX.

Comparison of Changes in the Value of a $10,000 Investment in Volumetric Fund
 Versus the Standard and Poor's 500 Index and New York Stock Exchange
                     Composite Index*
           (From January 1, 1979 to December 31, 2006)

YEAR         VOLUMETRIC       NYSE INDEX       S&P
1979          $11,630          $11,550        $11,231
1980          $15,991          $14,456        $14,125
1981          $18,712          $13,198        $12,751
1982          $21,876          $15,046        $14,633
1983          $26,321          $17,664        $17,161
1984          $27,696          $17,894        $17,401
1985          $36,524          $22,564        $21,983
1986          $39,225          $25,723        $25,197
1987          $38,637          $25,646        $25,708
1988          $46,349          $28,954        $28,896
1989          $53,743          $33,587        $36,770
1990          $50,963          $31,068        $34,359
1991          $68,902          $38,524        $43,397
1992          $76,331          $40,334        $45,335
1993          $77,839          $43,521        $48,533
1994          $76,104          $42,128        $47,786
1995          $89,336          $55,314        $64,086
1996         $103,189          $71,160        $77,072
1997         $121,987          $92,728       $100,971
1998         $134,918         $108,074       $127,898
1999         $141,866         $117,909       $152,872
2000         $139,355         $119,142       $137,372
2001         $133,167         $113,729       $119,455
2002         $116,682          $91,211        $91,543
2003         $152,246         $117,918       $115,692
2004         $172,799         $132,740       $126,097
2005         $176,228         $141,965       $129,881
2006         $187,400         $167,319       $147,570


       Average Annual Total Returns Of Fund(as of 12/31/06)*

                    1 Year   5 Years   10 Years   Since Inception (1/1/79)
--------------------------------------------------------------------------
Volumetric Fund     +  6.34%   + 7.07%    + 6.15%     +11.03%
S&P 500 Comp Index  + 13.62%   + 4.32     + 6.71      +10.08%
NYSE Comp Index     + 17.86%   + 8.03%    + 8.93%     +10.59%

*All distributions and dividends were reinvested. Past performance is not predictive of future performance. The performance shown above does not reflect the deduction of taxes that a shareholder would pay on the Fund distributions or the redemption of Fund shares. The chart represents values for each year, as of December 31. The S&P 500 Index and the NYSE Composite Index are unmanaged index of common stocks. Prior to 2006 the Fund's performance was compared to that of the New York Stock Exchange Composite Index, instead of the S&P 500 Index (see explanation on page 1).








                            FINANCIAL HIGHLIGHTS
             (for a share outstanding throughout each year)


  Years ended December 31            2006     2005     2004     2003     2002
                                    ------   ------   ------   ------   ------
Net asset value, beginning of year   19.38   $21.28   $18.75   $14.37   $16.79
Income from investment operations:
  Net investment income (loss)       (0.02)   (0.08)   (0.12)   (0.11)  (0.09)
  Net realized and unrealized
     gains (losses) on investments    1.16     0.45     2.65     4.49   (1.88)
                                     -----    -----    -----    -----    -----
 Total from investment operations     1.14     0.37     2.53     4.38   (1.97)
                                     -----    -----    -----    -----    -----
Less distributions from:
   Net investment income              (0.00)   0.15     0.00     0.00   (0.00)
   Net realized gains                 (1.34)   2.20     0.00     0.00   (0.45)
                                     ------   ------   ------   ------   -----
-
Total distributions                   (1.34)   2.35     0.00     0.00   (0.45)
                                     ------   ------   ------   ------   -----
-
Net asset value, end of year          19.10   19.30   $21.28   $18.75   $14.37
                                    =======  =======  ======   ======   ======
Total return                          6.34%   1.96%   13.49%   30.48% (12.06%)
                                    =======  =======  ======   ======= =======

Ratios and Supplemental Data:
Net assets, end of period
                (in thousands)     $24,329  $24,194  $23,193  $19,201  $14,594

Ratio of expenses to average
   net assets                        1.94%  1.91%*1    1.94%    1.96%    1.96%
Ratio of net investment income to
 average net assets                  (0.10) (0.42%)*2 (0.61%)  (0.70%) (0.55%)
Portfolio turnover rate               153%     160%      156%     152%    329%


  1) Before waiver:1.94%  2) Before waiver (0.45)%

                   See notes to financial statements




                 VOLUMETRIC FUND, INC.
                STATEMENT OF NET ASSETS
                  December 31, 2006

COMMON STOCKS: 92.4%
                                               MARKET
SHARES COMPANY                                  VALUE
       Aerospace/Defense: 4.7%
 5,000 DRS Technologies                        $263,400
 5,600 Goodrich                                 255,080
 4,000 Lockheed Martin                          368,280
 3,900 Northrop Grumman                         264,030
                                             ----------
                                              1,150,790
                                             ----------
       Air Transport: 0.9%
15,500 Southwest Airlines                       237,460
                                             ----------
       Appliances: 1.2%
 9,500 Lennox International                     290,795
                                             ----------
       Banking: 5.6%
 5,400 Marshall & Ilsley                        259,794
 7,256 Regions Financial                        271,374
 4,300 State Street Corp.                       289,992
 4,500 Wachovia                                 256,275
 3,500 Zions Bancorp                            288,540
                                             ----------
                                              1,365,975
                                             ----------
       Building/Construction: 3.5%
 4,700 Centex                                   264,469
 8,300 Hovnanian Enterprises*                   281,370
 5,600 MDC Holdings                             319,480
                                             ----------
                                                865,319
                                             ----------
       Business Services: 1.3%
 3,000 Omnicom Group                            313,620
                                             ----------
       Chemicals: 2.1%
 3,700 Avery Dennison                           251,341
 5,500 DuPont de Nemours                        267,905
                                             ----------
                                                519,246
                                             ----------
       Computers, Software: 2.5%
11,000 Microsoft                                328,460
11,600 Sybase*                                  286,520
                                             ----------
                                                614,980
                                             ----------
       Consumer Products: 3.4%
 7,200 Church & Dwight                          307,080
 8,300 Masco                                    247,921
 9,500 Newell Rubbermaid                        275,025
                                             ----------
                                                830,026
                                             ----------
       Drugs: 4.3%
 5,800 Abbott Laboratories                      282,518
10,700 Alpharma                                 257,870
10,000 Pfizer                                   259,000
 9,500 Watson Pharmaceuticals*                  247,285
                                             ----------
                                              1,046,673
                                             ----------
       Educational Services: 1.0%
18,600 Corinthian Colleges*                     253,518
                                             ----------
       Electrical/Electronics: 5.2%
 9,000 Arrow Electronics*                       283,950
16,000 Cypress Semiconductor*                   269,920
18,000 EMC Corp.*                               237,600
 5,500 Harris Corp.                             252,230
 8,200 Tektronix                                239,194
                                             ----------
                                              1,282,894
                                             ----------
       Entertainment/Leisure: 3.8%
 9,500 Disney (Walt)                            325,565
 6,800 International Game Technology            314,160
 6,600 Royal Caribbean Cruises                  273,108
                                             ----------
                                                912,833
                                             ----------
       Financial Services: 1.1%
 4,300 American Express                         260,881
                                             ----------
       Foods/Beverage: 3.9%
19,000 Chiquita Brands                          303,430
 5,000 General Mills                            288,000
14,800 Sensient Technologies                    364,080
                                             ----------
                                                955,510
                                             ----------
       Forest Products: 0.9%
10,000 Louisiana-Pacific                        215,300
                                             ----------
       Gold: 1.0%
 5,300 Newmont Mining                           239,295
                                             ----------
       Insurance: 1.8%
 6,631 Lincoln National                         440,298
                                             ----------

*  Non-income producing security


                                                 MARKET
SHARES   COMPANY                                 VALUE
        Machinery/Tools: 6.4%
  3,500 Deere & Co.                            $332,745
  6,000 Graco Inc.                              237,720
  7,000 Snap-on Inc.                            333,480
  5,100 Stanley Works                           256,479
 12,800 Wabtec                                  388,864
                                             ----------
                                              1,549,288
                                             ----------
        Medical: 3.1%
  5,600 AmerisourceBergen                       251,776
  3,800 Cardinal Health                         244,834
  5,000 McKesson                                253,500
                                             ----------
                                                750,110
                                             ----------
       Misc./Diversified: 8.4%
11,500 Corning*                                 215,165
 6,500 Dover Corp.                              318,630
 6,200 Honeywell                                280,488
 4,700 ITT Industries                           267,054
 3,000 Martin Marietta Materials                311,730
19,500 Oakley                                   391,170
21,000 USEC Inc.*                               267,120
                                             ----------
                                              2,051,357
                                             ----------
       Office Equipment: 1.2%
17,500 Xerox*                                   296,625
                                             ----------
       Oil/Energy: 6.3%
 3,600 Apache Corp.                             239,436
 7,800 Forest Oil*                              254,904
 7,000 National Fuel Gas                        269,780
 3,600 Noble Corp.                              274,140
13,500 Tetra Tech Inc*                          244,215
 5,000 Unit Corp.*                              242,250
                                             ----------
                                              1,524,725
                                             ----------
       Precision Instruments: 2.6%
11,000 PerkinElmer                              244,530
 8,300 Thermo Fisher Scientific                 375,907
                                             ----------
                                                620,437
                                             ----------
       Publishing: 1.2%
 8,000 R.R. Donnelley & Sons                    284,320
                                             ----------
       Railroads: 1.1%
 2,800 Union Pacific                            257,656
                                             ----------
       Real Estate: 1.2%
 6,000 Hospitality Property Trust               285,180
                                             ----------
       Restaurants: 1.4%
13,500 Applebees International                  333,045
                                             ----------
       Retail: 4.6%
17,000 Dollar General                           273,020
 8,200 Lowes Companies                          255,430
10,000 Safeway                                  345,600
15,000 Tuesday Morning                          233,250
                                             ----------
                                              1,107,300
                                             ----------
       Textile/Apparel: 3.4%
 3,500 Mohawk Industries*                       262,010
 6,200 Phillips Van Heusen                      311,054
 7,700 Timberland*                              243,166
                                             ----------
                                                816,230
                                             ----------
       Transportation/Trucking: 2.0%
13,500 Knight Transportation                    230,175
17,500 Wabash National                          264,250
                                             ----------
                                                494,425
                                             ----------
       Utilities: 1.3%
 6,500 Nicor                                    304,200
                                             ----------
TOTAL COMMON STOCKS:
  (COST $19,635,080)                         22,470,311
                                             ----------
CASH EQUIVALENTS & RECEIVABLES: 7.6%
   Cash                                          34,486
   JP Morgan Prime Money Market Fund          1,793,011
   Dividends and interest receivable             31,481
                                             ----------
TOTAL CASH EQUIVALENTS/ RECEIVABLES           1,858,978
                                             ----------
TOTAL ASSETS                                 24,329,289
Less liabilities                                     -
NET ASSETS: 100.0%                          $24,329,289
                                            ===========
VOLUMETRIC SHARES OUTSTANDING                 1,273,829
                                             ----------
NET ASSET VALUE PER SHARE                        $19.10
                                             ==========



                 VOLUMETRIC FUND, INC.
                STATEMENT OF OPERATIONS
          For the Year Ended December 31, 2006


INVESTMENT INCOME
  Dividends.........................................$   294,908
  Interest..........................................    153,088
                                                     ----------
     TOTAL INVESTMENT INCOME........................    447,996
                                                     ----------
EXPENSES
  Management fee (Note 2)...........................    472,574
                                                     ----------
  NET INVESTMENT LOSS ...............................   (24,578)
                                                     ----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS
  Net realized gain on investments..................  1,972,159
  Change in unrealized appreciation of investments
     Beginning of year............... $ 3,296,764
     End of year........................2,835,231
                                      -----------
     Decrease in unrealized appreciation...........    (461,533)
                                                    ------------
  NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS..   1,510,626
                                                    ------------
NET INCREASE IN NET ASSETS RESULTING
   FROM OPERATIONS................................  $ 1,486,048
                                                   =============





                        VOLUMETRIC FUND, INC.
                STATEMENT OF CHANGES IN NET ASSETS



                                                        For the Years Ended
                                                   12/31/2006       12/31/2005
                                                   ----------       ----------
CHANGES RESULTING FROM OPERATIONS
Investment income loss  ......................... $  (24,578)         (98,400)
Net realized gain on investments.................  1,972,159        1,739,929
Decrease in unrealized appreciation..............   (461,533)      (1,159,596)
                                                  -----------       ----------
   NET INCREASE IN NET ASSETS
      FROM OPERATIONS............................   1,486,048          481,933
                                                  -----------       ----------
DISTRIBUTION TO SHAREHOLDERS (NOTE 1d)...........
From net realized gain on investments              (1,680,230)     (2,561,088)
                                                   ----------      -----------
CAPITAL SHARE TRANSACTIONS (NOTE 3)                   329,228        3,080,600
                                                   ----------      -----------
NET INCREASE IN NET ASSETS.......................     135,046        1,001,445
NET ASSETS:
    BEGINNING OF YEAR............................  24,194,243       23,192,798
                                                  -----------     ------------
    END OF YEAR.................................  $24,329,289      $24,194,243
                                                 ============     ============


                   See notes to financial statements





NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies
The Fund is registered with the Securities and Exchange Commission under the Investment Company Act of 1940, as amended, as a diversified, open-end investment company. The Fund's investment objective is capital growth. Its secondary objective is downside protection. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements.
a) Valuation of Securities: Investments in securities traded on a national securities exchange (or reported on the NASDAQ national market) are stated at the last reported sales price on the day of valuation. Securities transactions are recorded on a trade date basis.

b) Securities Transactions and Investment Income: Realized gains and losses are recorded on the identified cost basis. Dividend income and distributions to shareholders are recorded on the ex-dividend date and interest income is recognized on the accrual basis.

c) Federal Income Taxes: The Fund's policy is to comply with the requirements of the Internal Revenue Code that are applicable to regulated investment companies and to distribute all of the Fund's taxable income to its shareholders. Therefore no federal income tax provision is required.

d) Distributions to Shareholders: It is the Fund's policy to distribute all net investment income and all net realized gains, in excess of any available capital loss carryovers, at year end. Distributions are taxable to shareholders in the year earned by the Fund. During the years ending December 31, 2006 and 2005, the Board of Directors declared the following distributions.

                                2006                    2005

     Record Date         December 29, 2006        December 30, 2005
     Ex-Dividend Date    January 2, 2007          January 3, 2006
     Payment Date        January 2, 2007          January 3, 2006
     Distribution        $ 1.55 per share         $ 1.34 per share

The Fund may periodically make reclassifications among certain of its capital accounts as a result of timing and characterization of certain income and capital gains distributions determined in accordance with federal tax regulations, which may differ from accounting principles generally accepted in the United States of America. These reclassifications are due to differing treatment for items such as deferral of wash sales and net operating losses. Accordingly, at December 31, 2006, a reclassification was recorded to decrease net investment loss by $24,578.

e) Use of Estimates: The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reported period. Actual results could differ from those estimates.


2. Management Fee and Other Transactions with Affiliates

The Fund receives investment management and advisory services under an advisory agreement that provides for fees to be paid at an annual rate of 2.0% of the first $10,000,000 of average daily net assets, 1.9% of the next $15,000,000 and declining thereafter to 1.5% on net assets over $100,000,000. The Fund's advisor then pays the cost of all management, supervisory and administrative services required in the operation of the Fund. This includes investment management, fees of the custodian, independent public accountants and legal counsel, remuneration of officers and directors, state registration fees and franchise taxes, shareholder services, including maintenance of the shareholder accounting system, insurance, marketing expenses, shareholder reports, proxy related expenses and transfer agency. Certain officers and directors of the Fund are also officers and directors of the investment advisor. During the year ending December 31, 2005, the Advisor agreed to waive $6,500 of its management and advisory fees which decreased the net investment loss in that year by approximately $0.01 per share. The Advisor did not waive any fees prior to 2005 and none were waived in 2006.






3. Capital Stock Transactions

At December 31, 2006, there were 2,000,000 shares of $0.01 par value capital stock authorized. Transactions in capital stock were as follows:

                             Year Ended               Year Ended
                          December 31, 2006        December 31, 2005
                           Shares    Amount        Shares       Amount
                          --------  --------      -------    ----------
 Shares sold               33,444   $ 621,852      74,141   $ 1,368,206
 Distributions reinvested  92,909   1,668,639     133,965     2,537,298
                         --------   ---------     -------    -----------
                          126,353   2,290,491     208,106     3,905,504
 Shares redeemed         (106,427) (1,961,263)    (44,027)     (824,904)
                         --------   ---------     -------    -----------
 Net increase              19,926   $ 329,228     164,079   $ 3,080,600
                         ========   =========    ========   ============


4. Purchases and Sales of Investment Securities

For the year ended December 31, 2006, purchases and sales of securities were $32,863,456 and $34,570,781, respectively. At December 31, 2006, the cost of investments for Federal income tax purposes was $19,635,080. Accumulated net unrealized appreciation on investments was $2,835,231 consisting of $2,979,115 gross unrealized appreciation and $143,884 gross unrealized depreciation.

5. Composition of Net Assets

At December 31, 2006, net assets consisted of:

Net capital paid in on shares of stock........................   19,528,869
Accumulated net unrealized appreciation of investments........    2,835,231
Accumulated net realized gain on investments..................    1,965,189
                                                                -----------
                                                                $24,329,289
                                                                ===========

As of December 31, 2006, the components of the distributable earnings on a tax basis were as follows.

Undistributed ordinary income                     0
Undistributed long-term capital gains     1,965,189
                                         ----------
Tax accumulated earnings                  1,965,189
Accumulated capital                      19,528,869
Unrealized appreciation                   2,835,231
                                         ----------
Book accumulated earnings              $ 24,329,289
                                       ============


6. New Accounting Standard

In June 2006, the Financial Accounting Standards Board ('FASB') issued FASB Interpretation No. 48, Accounting for Uncertainty in Income Taxes ('FIN 48'). FIN 48 prescribes a recognition threshold and measurement attribute for the financial statement recognition and measurement for a tax position taken or expected to be taken in a tax return. FIN 48 also provides guidance on de-recognition, classification, interest and penalties, accounting in interim periods, disclosure and transition. The provisions of FIN 48 are effective for fiscal years beginning after December 15, 2006. Management is currently assessing the impact of FIN 48, if any, on the Fund's financial statements and intends for the Fund to adopt the FIN 48 provisions during 2007.







REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM



Shareholders and Board of Directors
Volumetric Fund, Inc.
Pearl River, New York

We have audited the accompanying statement of net assets of Volumetric Fund, Inc. (the Fund), as of December 31, 2006, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2006, by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Volumetric Fund, Inc., as of December 31, 2006, the results of its operations for the year then ended, the changes in its net assets for each of the two years then ended, and the financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

                              /s/ BKD, LLP


February 12, 2007
Houston, Texas







DIRECTORS

        The Directors of the Fund and their ages, positions, addresses and principal occupations during the past five years are set forth below. There is no limit on the length of the term that each director serves. The Fund's Statement of Additional Information contains additional information about the Directors and is available without charge, upon request, by calling 1-800-541-FUND.


Interested Directors


                              Interested Directors


  Director                  Occupation                               Age  Director

Gabriel J. Gibs            Chairman, CEO, Founder and Portfolio       70   1978
Volumetric Fund, Inc.      Manager of the Fund since 1978. Mr. Gibs
87 Violet Drive            is also President of Volumetric Advisers,
Pearl River, NY 10965      Inc., the Fund's investment adviser.

Irene J. Zawitkowski       President, Co-Founder,Portfolio Co-Manager 53   1978
Volumetric Fund,Inc.       and Secretary of the Fund. Officer in
87 Violet Drive            various capacities since 1978. Also, Vice
Pearl River, NY 10965      President of Volumetric Advisers, Inc.



                               Independent Directors

William P. Behrens         Vice Chairman,Northeast Securities, Inc.   68   1987
Northeast Securities, Inc. since 2001, Chairman Xethanol Corp since
100 Wall Street            2006. Prior to 2001, Cheif Executive
New York NY 10005          Executive Officer of Investec Ernst
                           & Co. a brokerage firm. Member of the
                           Fund's Goverance & Nominating committee.

Louis Bollag               Retired. Previously, Senior Corporate
31 Deerfield Road,         Account Manager,Albemarle                  59   2002
Wyckoff, NJ 07481          Corp., since 2001, a chemical manufacturer.
                           Previously, General Manager of Alumina
                           Chemicals at Alusuisse.

Joseph Haeupl
9 Grove Place              Engineering consultants to the chemical    62   2004
Mount Lakes NJ 07046       industry, since 2002. Previously, Director
                           of Technology of Lurgi PSI,
                           an engineering and construction servies
                           company for the chemical industry.
                           Member of the Fund's Audit committee.

Raymond T. Mundy           Private practice of law since 1982. He is   63  2006
332 Route 306              also an Adjunct Professor of Philosophy and
Mountain Lakes, NJ 07046   Business Ethics at Rockland Community
                           College, Sufern NY. Memeber of the Fund's
                           Audit Committee.


Stephen J. Samitt          Principal, Briggs Bunting & Dougherty,      65  1996
87 Violet Drive            LLP, certified public accountants, since
Pearl River, NY 10965      1997. Previously, Partner, Tait, Weller &
                           Baker a full service public accounting firm.
                           Chairman of the Fund's Audit Committe.
                           Member of the Fund's Goverance & Nominating
                           committee. He was elected by the Board as
                           the Fund's financial expert.

David L. Seidenberg        President, SQ Ventures, LLC, since 2002.     60  1983
SQ Ventures, LLC           Previously, Vice President of Davos
70 Kinderkamack Road       Chemical Company from 1972 until 2002.
Emerson, NJ 07630          Memeber of the Fund's audit committee

Raymond W. Sheridan        Raymond Sheridan Financial, Inc.           56  1995
R. Sheridan Financial      Insurance and financial services. Vice
19 E Washington Ave        President of Volumetric Fund from 1997 to
Pearl River,  NY 10965     2004. Member of the Fund's Goverance &
                           Nominating Commiettee.






INFORMATION ABOUT YOUR FUND'S EXPENSES
For the six months ended December 31, 2006

	As a shareholder of the Fund, you incur ongoing costs, including management fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 made at the beginning of the period and held for the entire semi-annual period, July 1, 2006 ' December 31, 2006.

        The table illustrates your fund's costs in two ways.

         Actual Fund Return: This section helps you to estimate the actual expenses that you paid over the period. The 'Ending Account Value' shown is derived from the Fund's actual return for the six month period, the 'Expense Ratio' column shows the period's annualized expense ratio and the 'Expenses Paid During Period' column shows the dollar amount that would have been paid by an investor who started with $1,000 in the fund at the beginning of the period. You may use the information here, together with your account value, to estimate the expenses that you paid over the period. To do so, simply divide your account value by $1,000 (for example, a $6,500 account value divided by $1,000 = 6.5), then multiply the result by the number given in the first line under the heading entitled 'Expenses Paid During Period.'

         Hypothetical 5% Return: This section is intended to help you compare your fund's costs with those of other mutual funds. It assumes that the fund had an annual return of 5% before expenses, the expense ratio is unchanged. Because the return used is not the fund's actual return, the results do not apply to your investment. This sample is useful in making comparisons to other mutual funds because the Securities and Exchange Commission requires all mutual funds to provide examples of expenses calculated and based on an assumed 5% annual return. You can assess your fund's costs by comparing this hypothetical example with the hypothetical examples that appear in shareholder reports of other funds.

        Please note that the expense shown in the table are meant to highlight and help you compare your ongoing costs only and do not reflect any transactional costs such as sales charges (loads), redemption fees, or exchange fees. Volumetric Fund does not charge any sales loads, redemption fee, or exchange fees, but these fees may be present in other funds to which you compare our fund. Therefore, the hypothetical portions of the table are useful in comparing ongoing costs only, and will not help you to determine the relative total costs of owning different funds.



                    Beginning      Ending         Net Expense  Expenses Paid
                  Account Value  Account Value       Ratio     During Period**
                     07/01/06      12/31/06*

Actual               $1,000       $1,050.00             1.94%         $10.02
Hypothetical
       (5% Return)   $1,000       $1,015.43             1.94%         $9.86

*The actual total returns for the six-month period ended December 31, 2006, was 5.00%

**Expenses are equal to the Fund's annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year, and then divided by 365.



PROXY AND PORTFOLIO INFORMATION

	Information is available to shareholders who are interested in the Fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30. This information may be obtained without charge either by calling the Fund's toll-free number, 800-541-3863, or by visiting the SEC's website at www.sec.gov.

	The Fund files its complete schedule of portfolio holdings with Securities and Exchange Commission, for the first and third quarters of each fiscal year on form N-Q (previously N-30B-2). These forms are available on the Commission's website at www.sec.gov. This information is also available from the Fund by calling 800-541-3863.





        INVESTMENT ADVISOR and TRANSFER AGENT

               Volumetric Advisers, Inc.
                    87 Violet Drive
                 Pearl River, NY 10965


                       CUSTODIAN

                 JP Morgan Chase, N.A.
                   345 Park Avenue
                  New York, NY 10154


          IRA AND PENSION ACCOUNTS TRUSTEE

               Principal Trust Company
                  P.O. Box 8963
               Wilmington, DE 19899


                INDEPENDENT ACCOUNTANTS

                      BKD, LLP
           2800 Post Oak Blvd., Suite 3200
                Houston, Texas 77056



	This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus. To obtain a current prospectus please call 1-800-541-3863.










Volumetric Fund, Inc.

87 Violet Drive
Pearl River, New York 10965
Tel: 845-623-7637
800-541-FUND
www.volumetric.com


Investment Adviser and
Transfer Agent

Volumetric Advisers, Inc.
Pearl River, New York

Custodian

J.P. Morgan Chase, N.A.
New York, New York

Independent Auditors

BKD, LLP
Houston, Texas

Board of Directors

William P. Behrens
Louis Bollag
Gabriel J. Gibs, Chairman
Josef Haeupl
Raymond T. Mundy
Stephen J. Samitt
David L. Seidenberg
Raymond W. Sheridan
Irene J. Zawitkowski

Officers

Gabriel J. Gibs
    Chairman, CEO, Portfolio Co-Manager
Irene J. Zawitkowski
    President, Portfolio Co-Manager
Jeffrey M. Gibs
    Vice President, Chief Compliance Officer